                             TTM TECHNOLOGIES, INC.

                        MANAGEMENT STOCK OPTION AGREEMENT

                  STOCK OPTION AGREEMENT, dated as of ______________ (the "GRANT DATE"), between TTM Technologies, Inc., a Washington corporation (the "COMPANY"), __________ (the "PARTICIPANT").

                  1. DEFINITIONS; INCORPORATION OF PLAN TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the TTM Technologies, Inc. Amended and Restated Management Stock Option Plan (the "PLAN"), a copy of which is attached hereto. This Agreement, the option granted hereunder (the "OPTION") and the Option Shares issued pursuant to the exercise of Options shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Agreement, the Plan shall govern.

                  2.  SHAREHOLDERS AGREEMENT; RESTRICTIONS ON TRANSFER.

                  (a) By executing this Option Agreement, the Participant shall become a party to the Shareholders Agreement, and this Option and all Option Shares issued hereunder shall be subject to the Shareholders Agreement. The Participant shall not have any rights as a shareholder with respect to any shares of Common Stock issuable upon exercise of an Option until the Option Price has been paid in full and all other conditions to the exercise of the Option set forth in the Plan and this Agreement have been satisfied.

                  (b) This Option may not be sold, offered, disposed of, pledged, hypothecated, encumbered or otherwise transferred by the Participant except, in the event of the Participant's death, to the Participant's executors, administrators and testamentary trustees or as provided in the Shareholders Agreement. During the lifetime of the Participant, the Option may be exercised only by, or on behalf of, the Participant.

                  3. GRANT OF OPTIONS. Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants to the Participant, effective as of the Grant Date, the number of A Options and B Options set forth on the signature page hereto. Each such Option shall entitle the Participant to purchase, upon payment of the Option Price specified at the foot of the signature page hereof, one share of Common Stock; PROVIDED, HOWEVER, that such Options may also be exercisable for fractional shares of Common Stock. The Options shall be exercisable as hereinafter provided.

                  4. TERMS AND CONDITIONS OF OPTIONS. Except as otherwise provided in the Plan, the Options granted hereunder shall vest and become exercisable as follows:

                  (a) A OPTIONS. Subject to the Participant's continued employment or service with the Company and its Subsidiaries, the following vesting rules shall apply to all A Options:

                  (i) All A Options shall vest on the eighth anniversary of the Grant Date.

                  (ii) Upon the occurrence of a Liquidity Event, the Applicable Portion of the A Options shall vest on an accelerated basis. For example, if upon a 50% Liquidity Event (e.g., a sale by Thayer and Brockway Moran of 50% of their respective interests) the Annualized Rate of Return (i.e., the compounded annual rate of return on the stock of the Company between the Commencement Date and date of the Liquidity Event) equals 35%, then 50% of the A Options will become vested on an accelerated basis. Schedule A sets forth the factors used in determining A Option vesting and illustrates various vesting scenarios.

                  (iii) Upon the occurrence of a Liquidity Event, (A) the excess of the Eligible Portion of the A Options over the Applicable Portion of the A Options shall no longer be eligible for accelerated vesting under
         Section 4(a)(ii) and shall vest in accordance with Section 4(a)(i) and
         (B) the excess of the aggregate number of A Options over the Eligible Portion of the A Options will continue to be eligible for accelerated vesting under Section 4(a)(ii).

                  For purposes of this Section 4, the following terms shall have the meanings set forth below:

                  "AGGREGATE RETURN" means, with respect to the Common Stock as of any Liquidation Event, a fraction, the numerator of which is the Net Proceeds from a share of Common Stock in connection with such Liquidity Event and the denominator of which is the Closing Price.

                  "ANNUALIZED RATE OF RETURN" means, with respect to the Common Stock as of any Liquidation Event, the compounded annual rate of return on the price of the Common Stock between the Commencement Date and the Liquidity Date, calculated by solving for X, where

                  X        =        Aggregate Return ^[(365)Y] - 1; and

                  Y        =        the number of days elapsed during the
                                    period commencing on the Commencement Date and ending on the date of the Liquidity
                                    Event.

                  "APPLICABLE EXCESS PORTION" means, with respect to the A Options as of any Liquidity Event, the product of A and B, where

                  A        =        the Excess Portion; and

                  B        =        a fraction, the numerator of which is the
                                    amount by which the annualized Rate of
                                    Return exceeds 25% (not to exceed ten
                                    percentage points), and the denominator of which equals 10%.

                  "APPLICABLE PORTION" means, with respect to the A Options as of any Liquidity Event, the product of A and B, where

                  A        =        the Eligible Portion; and

                  B        =        a fraction, the numerator of which is the
                                    amount by which the Annualized Rate of
                                    Return exceeds 25% (not to exceed ten
                                    percentage points), and the denominator of which equals 10%.

                  "BASE AMOUNT" means the number of shares of Common Stock held by the Principal Stockholders on the Grant Date, plus any additional shares of Common Stock acquired by the Principal Stockholders after the Grant Date, adjusting as necessary for stock splits, reverse stock splits and any other changes in the capitalization of the Company.

                  "CLOSING PRICE" means the price of a share of Common Stock on the Grant Date.

                  "COMMENCEMENT DATE" means July 14, 1999.

                  "ELIGIBLE PORTION" means, with respect to the A Options as of any Liquidity Event, the product of A and B, where

                  A        =        the number of A Options granted to the
                                    Participant on the Grant Date pursuant
                                    to this Agreement; and

                  B        =        a fraction, the numerator of which is the
                                    aggregate number of shares of Common Stock disposed by the Principal Stockholders pursuant to such Liquidity Event and the denominator of which is the Base Amount.

                  "EXCESS PORTION" means, with respect to the A Options as of any Liquidity Event, the difference between A and B, where

                  A        =        the number of A Options granted to the
                                    Participant on the Grant Date pursuant
                                    to this Agreement; and

                  B        =        the Eligible Portion.

                  "LIQUIDITY EVENT" means (i) an offering of the Common Stock to the public, provided that the Principal Stockholders participate in such offering by selling at least 10% of the Base Amount, (ii) a merger of the Company with or into another corporation negotiated by the Principal Stockholders on an arms-length basis and approved by the Principal Stockholders, other than any merger after which the stockholders of the Company prior to the merger hold shares representing more than 50% of the voting power of the combined entity,
         (iii) an arms-length sale of the Common Stock by the Principal Stockholders in excess of 10% of the Base Amount or (iv) any other event declared to be a Liquidity Event by the Board in its sole discretion. The Board shall have sole discretion in the determination of what events constitute a Liquidity Event, which determination shall be final and binding on all parties.

                  "NET PROCEEDS" means, with respect to the Common Stock as of any Liquidity Event, the value of the per share consideration with respect to the Common Stock disposed in such Liquidity Event, less the sum of (i) the per share transaction expenses incurred in such transaction (i.e., fees of accountants, attorneys, investment bankers and other professionals excluding, unless otherwise determined by the Board, fees of Thayer Capital Partners, Brockway Moran & Partners and any of their affiliates) and the per share amount of any other transaction fees as determined by the Board and (ii) if applicable, the per share amount of any gross spread charged by any financial institutions in connection with a public offering of the Common Stock and the per share amount of any other expenses incurred in connection with any such public offering as determined by the Board.

                  "PRINCIPAL STOCKHOLDERS" means Thayer Equity Investors III, L.P., Thayer Equity Investors IV, L.P., TC Circuits, L.L.C., Brockway Moran & Partners Fund,

         L.P., and any of their respective affiliates or permitted transferees who at any time directly or indirectly hold shares of Common Stock.

                  (b) B OPTIONS. Subject to the Participant's continued employment or service with the Company or its Subsidiaries, 20% of the B Options granted hereunder shall vest annually over five years commencing on the first anniversary of the Grant Date and on each anniversary thereafter. In the event of a Change in Control or an IPO (each as defined in the Plan), the Participant shall receive one additional year's service credit towards the vesting and exercisability of the B Options.

                  (c) INCENTIVE STOCK OPTIONS. The A Options and B Options granted hereunder are intended to qualify as Incentive Stock Options to the greatest extent possible, it being understood and agreed that if all such Options cannot qualify as Incentive Stock Options, then the B Options shall be designated first, and to the greatest extent possible, as Incentive Stock Options, and then the A Options shall be so designated to the extent possible.

                  (d) EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE. Anything in the Plan to the contrary notwithstanding, subject to the Company's Call Right, the following provisions shall apply to the termination of employment or service of the Participant:

                  (i) TERMINATION FOR CAUSE. In the event of the termination of the Participant's employment or service relationship the Company or any of its Subsidiaries for Cause, all of the Participant's Options (Vested and Unvested) shall immediately expire.

                  (ii) RESIGNATION. In the event of the Participant's resignation for any reason, then all of such Participant's Unvested Options shall immediately expire and the Participant's Vested Options shall remain exercisable for a period of 30 days following such resignation.

                  (iii) TERMINATION OTHER THAN FOR CAUSE. In the event of the termination of the Participant's employment or service relationship the Company or any of its Subsidiaries other than for Cause, then the Participant's Unvested Options shall be treated as follows:

                           (A) A pro rata portion of the Participant's Unvested
                  B Options which were scheduled to vest during the 12-month period commencing on the Grant Date or any anniversary of the Grant Date in which such termination occurs (based on the number of days elapsed in such 12-month period prior to such termination) shall become vested and shall remain exercisable for a period of 90 days after such termination.

                           (B) If such termination occurs before the date which
                  is 18 months before the eighth anniversary of the Grant Date, the Participant's Unvested A Options shall remain outstanding for nine months after such termination of employment or service and shall be eligible for accelerated vesting in the manner set forth in Section 4(a) upon the occurrence of a Liquidity Event as if the Participant's employment or service had not terminated, and, to the extent any such accelerated vesting occurs, shall remain exercisable for a period of 90 days following such accelerated vesting. Any such Unvested A Options that do not vest on an accelerated basis during the nine-month period following such termination shall expire at the end of such period.

                           (C) If such termination occurs on or after the date
                  which is 18 months before the eighth anniversary of the Grant Date but before the date which is six months before the eighth anniversary of the Grant Date, then 50% of the Participant's Unvested A Options shall become Vested on an accelerated basis at such time and shall remain exercisable for a period of 90 days following such accelerated vesting.

                           (D) If such termination occurs on or after the date
                  which is six months before the eighth anniversary of the Grant Date, then 100% of the Participant's Unvested A Options shall become Vested on an accelerated basis at such time and shall remain exercisable for a period of 90 days following such accelerated vesting.

                  (iv) DEATH OR DISABILITY. If the Participant's employment or service with the Company or any of its Subsidiaries terminates due to the Participant's death or Disability, then the Participant's Unvested Options shall be treated as follows:

                           (A) A pro rata portion of the Participant's Unvested
                  B Options which were scheduled to vest during the 12-month period commencing on the Grant Date or any anniversary of the Grant Date in which the Participant's death or Disability occurs (based on the number of days elapsed in such 12-month period prior to such termination) shall become vested and shall remain exercisable for a period of one year after such termination.

                           (B) The Participant's Unvested A Options shall remain
                  outstanding for 18 months after the Participant's death or Disability and shall be eligible for accelerated vesting in the manner set forth in Section 4(a) upon the occurrence of a Liquidity Event as if the Participant's employment or service had not terminated, and, to the extent any such accelerated vesting occurs, shall remain exercisable for a period of one year following such accelerated vesting. Any such Unvested A Options that do not vest on an accelerated basis during the 18-month period following such termination shall expire at the end of such period; PROVIDED, HOWEVER, that if the eighth anniversary of the Grant Date occurs during such 18-month period, all of the Participant's Unvested A Options shall vest at such time and shall remain exercisable for a period of one year.

                  (v) CHANGE IN CONTROL. If the Participant's employment or service with the Company or any of its Subsidiaries is terminated without Cause within one-year following a Change in Control, then the Participant's Unvested Options shall be treated as follows:

                           (A) All of the Participant's Unvested B Options shall
                  vest and shall remain exercisable for a period of 90 days after such termination.

                            (B) The Applicable Excess Portion of the A Options
                  shall vest on an accelerated basis and shall remain exercisable for a period of 90 days after such termination. For example, if the Participant's employment or service with the Company or any of its Subsidiaries is terminated without Cause within one year following a 50% Liquidity Event (e.g., a sale by the Principal Stockholder of 50% of their respective interests) and the Annualized Rate of Return at the time of the Liquidity Event equaled 35%, then the remaining 50% of the A Options that did not vest upon the Liquidity Event will become vested on an accelerated basis. Schedule A sets forth the factors used in determining A Option vesting and illustrates various vesting scenarios.

                  5. REPRESENTATIONS AND WARRANTIES. (a) The Participant hereby represents that the Participant is aware of and familiar with the restrictions imposed on the transfer of any share of Common Stock and Options, including, without limitation, the restrictions contained in this Agreement and the Plan.

                  (b) In the event the Option Shares have not been registered under the Securities Act at the time the Participant's Options are exercised in whole or in part, the Participant shall represent to the Company the following:

                  (i) The Participant is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. The Participant is purchasing these securities for investment for the Participant's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES Act").

                  (ii) The Participant understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant's investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities Exchange Commission, the statutory basis for such exemption may not be present if the Participant's representations meant that the Participant's present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

                  (iii) The Participant further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the securities. The Participant understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

                  6. NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to the Participant's attention at the mailing address set forth at the foot of this Agreement (or to such other address as the Participant shall have specified to the Company in writing) and, if to the Company, to Pacific Circuits, Inc., 17550 N.E. 67th Court, Redmond, Washington 98052, Attention:
President. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

                  7. WAIVER. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

                  8. ENTIRE AGREEMENT; GOVERNING LAW. This Agreement, the Plan and the other related agreements expressly referred to herein set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Washington, without regard to the choice of law principles thereof.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers and the Participant has executed this Agreement, both as of the day and year first above written.



                                    TTM TECHNOLOGIES, INC.


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:


                                    PARTICIPANT


                                    ------------------------------------------
                                    Name:
                                    Address:



Option Price:
Number of A Options:
Number of B Options:

                                   SCHEDULE A

                           A OPTION VESTING SCENARIOS


                  The A Options granted under the Plan are "performance-vesting" options. This means that certain performance criteria must be satisfied in order for them to vest on an accelerated basis. If the performance criteria are never met, the A Options will not vest until the eighth anniversary of the Grant Date. Unlike the A Options, the B Options vest over time (20% per year for five years, commencing on the first anniversary of the Grant Date). The illustrations below apply only to the A Options.

                  The following examples are intended to illustrate the mechanics of the vesting of A options under the Plan. They are intended as illustrations only and are not an indication of the actual performance of the Common Stock or the future value of the A Options that have been granted under the Plan.

                  The vesting of Options is dependent on the following factors:

                  OCCURRENCE OF A LIQUIDITY EVENT.

                  X All Unvested A Options will vest on the eighth anniversary of grant. However, A Options may vest earlier upon the occurrence of a Liquidity Event under certain circumstances.

                  X       "LIQUIDITY EVENT" is defined in the Plan as a sale or
                           other disposition of the Common Stock by entities holding Common Stock which are controlled by Thayer Capital Partners and Brockway Moran & Partners (defined in the Plan as the "PRINCIPAL STOCKHOLDERS").

                  AMOUNT OF COMMON STOCK DISPOSED BY PRINCIPAL STOCKHOLDERS IN LIQUIDITY EVENT

                  X The amount of A Options that will be eligible to vest on any Liquidity Event depends on the amount of Common Stock sold or disposed by the Principal Stockholders.

                  VALUE OF COMMON STOCK AT LIQUIDITY EVENT

                  X The amount of A Options that will vest on a Liquidity Event is determined by the Annualized Rate of Return on the Common Stock (the compounded annual rate of return on the Common Stock between July 14, 1999 and the Liquidity Event).

                  X If the Annualized Rate of Return on the Common Stock is 35% or greater, all of the A Options eligible for accelerated vesting on the Liquidity Event will vest.

                  X If the Annualized Rate of Return is 25% or lower, no A Options will vest on the Liquidity Event.

                  X A proportionate amount of A Options will vest if the Annualized Rate of Return is between 25% and 35%.

                  TERMINATION OF EMPLOYMENT WITHOUT CAUSE WITHIN ONE YEAR FOLLOWING A LIQUIDITY EVENT

                  X If a Participant's employment is terminated within one year following a Liquidity Event then the excess A Options held by the Participant that were not ELIGIBLE for acceleration in connection with the Liquidity Event (E.G., the Liquidity Event was for less than 100% of the Principal Stockholders' Common Stock holdings) will be eligible for accelerated vesting in the same proportion as A Options vested at the time of the Liquidity Event.

                                       2